UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 11, 2006

MetLife Insurance Company of Connecticut
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

33-03094	06-0566090
(Commission File Number)	(IRS Employer Identification No.)

One Cityplace, Hartford, Connecticut	06103-3415
(Address of Principal Executive Offices)	(Zip Code)

860-308-1000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 11, 2006, MetLife Insurance Company of Connecticut filed a Current Report on Form 8-K (the “Original Filing”) in connection with the acquisition of all of the outstanding stock of MetLife Investors USA Insurance Company. This Form 8-K/A amends the Original Filing to include the financial information required by Item 9.01 of Form 8-K.

The audited balance sheets of MetLife Investors USA Insurance Company as of December 31, 2005 and 2004 and the related statement of income for each of the three years ended December 31, 2005, 2004 and 2003, and the unaudited condensed balance sheet as of September 30, 2006 and the related statement of income for each of the nine months ended September 30, 2006 and 2005, are filed herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

The unaudited pro forma condensed consolidated financial information filed herewith as Exhibit 99.3, and incorporated herein by reference, gives effect to the acquisition as if it had occurred on January 1, 2005 for purposes of the unaudited pro forma condensed consolidated statements of income and on September 30, 2006 for purposes of the unaudited pro forma condensed consolidated balance sheet.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)       Financial statements of business acquired.

The following financial statements required by Item 9.01(a) of Form 8-K are attached hereto as Exhibits 99.1 and 99.2, respectively.

 (i) MetLife Investors USA Insurance Company’s audited balance sheets as of December 31, 2005 and 2004 and the related statement of income for each of the three years ended December 31, 2005, 2004 and 2003.

 (ii) MetLife Investors USA Insurance Company’s unaudited condensed balance sheet as of September 30, 2006 and the related statement of income for each of the nine months ended September 30, 2006 and 2005.

(b)       Pro forma financial information.

The following unaudited pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.3.

 (i) Unaudited pro forma condensed consolidated balance sheet as of September 30, 2006.

 (ii) Unaudited pro forma condensed consolidated statements of income for the nine months ended
September 30, 2006 and for the year ended December 31, 2005.

(c)        Not applicable.

(d)        Exhibits.

99.1	MetLife Investors USA Insurance Company’s audited balance sheets as of December 31, 2005 and 2004 and the related statement of income for each of the three years ended December 31, 2005, 2004 and 2003.

99.2	MetLife Investors USA Insurance Company’s unaudited condensed balance sheet as of September 30, 2006 and the related statement of income for each of the nine months ended September 30, 2006 and 2005.

99.3	MetLife Insurance Company of Connecticut’s unaudited pro forma condensed consolidated balance sheet as of September 30, 2006 and unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2006 and for the year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:	/s/ Gwenn L. Carr
Name: Gwenn L. Carr
Title: Senior Vice-President and Secretary

Date: December 21, 2006

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	MetLife Investors USA Insurance Company’s audited balance sheets as of December 31, 2005 and 2004 and the related statement of income for each of the three years ended December 31, 2005, 2004 and 2003.
99.2	MetLife Investors USA Insurance Company’s unaudited condensed balance sheet as of September 30, 2006 and the related statement of income for each of the nine months ended September 30, 2006 and 2005.
99.3	MetLife Insurance Company of Connecticut’s unaudited pro forma condensed consolidated balance sheet as of September 30, 2006 and unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2006 and for the year ended December 31, 2005.